                                                             EXHIBIT 99.1

                    SUPERIOR COURT OF THE STATE OF CALIFORNIA

                       COUNTY OF CONTRA COSTA, CALIFORNIA

MORGAN K. BUCHANAN; JAMES P. MILLS;                       )
and JESSE L. CREWS, individually and on behalf of all     )
others similarly situated,                                )
                                                          )
                                                          )    Case No. C 01 - 05090
                                    Plaintiffs,           )
                                                          )
                  v.                                      ) PRELIMINARY
                                                          ) APPROVAL ORDER

NTS-PROPERTIES ASSOCIATES V, a Maryland                   )
limited partnership; NTS-PROPERTIES ASSOCIATES            ) Location:        Courtroom 5
VI, a Maryland limited partnership; NTS CAPITAL           ) Judge:           Terence Bruiniers
CORPORATION, a Kentucky corporation; ORIG, LLC,           ) Action Filed:    December 12, 2001
a Kentucky limited liability company; and                 ) Trial Date:      None Set
J.D. NICHOLS,                                             )
                                                          )
                                    Defendants.           )

     The parties to the  above-captioned  class  action (the  "Action"),  having applied for  preliminary  approval of settlement  pursuant to Section 382 of the
California  Code of Civil  Procedure  and Rules 1545 and 1859 of the  California
Rules of Court for an order preliminarily approving the proposed Stipulation and
Agreement of Settlement entered into by the parties, dated December 5, 2003 (the
"Stipulation"),  a true and correct copy of which is attached  hereto as Exhibit
A, and for  dismissal  of the Class  Action  with  prejudice  upon the terms and conditions set forth in the Stipulation, and all parties having consented to the entry of this Order,  and all capitalized  terms used herein having the meanings defined  in the  Stipulation,  and the  Court  having  read and  considered  the
Stipulation and exhibits,

  NOW, THEREFORE, IT IS HEREBY ORDERED THAT:

     1. The Court does  hereby  preliminarily  approve the  Stipulation  and the settlement  set forth therein as being within the range of  reasonableness,  and fair, just and adequate.

     2. For purposes of the Settlement  only, this Class Action is conditionally certified as a class action  pursuant to Section 382 of the  California  Code of
Civil  Procedure  and Rules  1545 and 1859 of the  California  Rules of Court on
behalf of a class  consisting of all persons who are Limited  Partners or Former
Limited  Partners  (the  "Class").  Excluded  from the  Class  are the  Settling
Defendants,  executive officers, directors, members, general partners or members of the immediate family of the Settling Defendants,  the legal  representatives, heirs,  successors  and assigns or Affiliates of any of the Settling  Defendants and any  entity  in  which  any of the  Settling  Defendants  has a  controlling interest.  Also excluded from the Class is any Person who separately  negotiated sales either  individually  or as a group with the Settling  Defendants or their
Affiliates,  as  identified  by the  Settling  Defendants.  For  purposes of the
Settlement only, Morgan K. Buchanan,  James P. Mills,  Jesse L. Crews, and Lloyd
T. Reeves are  appointed as Class  Representatives  and their  counsel,  The Law
Offices of George Donaldson, is appointed Settlement Class Counsel.

     3. The  contents of the Notice and the Summary  Notice  (collectively,  the
"Notices")  attached  as  Exhibits B and C hereto are hereby  approved,  and the
Court  finds  that the form and  method of notice  specified  herein is the best notice practicable under the circumstances and

shall  constitute due and  sufficient  notice of the Final Hearing and all other matters  referred  to in the Notices to all  persons  entitled  to receive  such
Notices,  and meets the  requirements  of due  process  and  Section  382 of the
California Code of Civil  Procedure.  The responsible  party shall, on or before the date of the Final Hearing, file proof, by affidavits or declarations, of the mailing and publication of the Notices as applicable.

     4. No more than fourteen (14) days after entry of this Preliminary Approval
Order, an agent for the Settling Defendants or another  administrator  otherwise agreed to by the parties shall cause to be mailed, by first-class mail,  postage prepaid,  a notice of pendency  and proposed  settlement  of class action and of settlement hearing,  substantially in the form attached hereto as Exhibit B, and the Proof of Claim and Release Form attached hereto as Exhibit D, to all members of the Class of  record.  The cost of mailing  the  notice  shall be paid by the
Settling Defendants.

     5. No more  than ten (10) days  after  entry of this  Preliminary  Approval
Order, the Settling Defendants shall cause a summary notice substantially in the form attached hereto as Exhibit C (the "Summary  Notice") to be published in the national  edition of  Investors'  Business  Daily.  The cost of  publishing  the
Summary Notice shall be paid by the Settling Defendants.

     6. Any Class  Member may file a Request for  Exclusion.  All  Requests  for
Exclusion shall include  sufficient  information to identify the number of Units currently  owned or the  number of Units sold to the  Partnerships,  ORIG or its
Affiliates.

     7. At the Final  Hearing,  any  member  of the Class who has not  requested exclusion as provided in paragraph 6 who desires to do so may appear  personally or through counsel,  provided that a notice of appearance is served and filed as hereinafter  provided,  and object  to:  (a)  approval  of  Settlement  as fair, reasonable, adequate, and in the best interests of the Class; (b) the entry of a final judgment  dismissing with prejudice the Action; or (c) the application for an award of  attorneys’  fees and expenses to Settlement  Class Counsel for their services  herein and actual expenses  incurred,  provided,  however,  that unless the Court in its discretion  otherwise directs, no member of the Class or any other person (excluding a party) shall be

heard and no papers,  briefs,  pleadings  or other  documents  submitted  by any member of the Class or any other  person  (excluding  a party) shall be received and considered,  except by order of the Court for good cause shown,  unless, not later  than  fourteen  (14)  days  prior to the  Final  Hearing,  the  following documents  are served and filed in the manner  provided  below:  (a) a notice of intention to appear;  (b) a detailed  statement of such  person’s  specific objections  to any  matter  before  the  Court;  and (c) the  grounds  for  such objections  and any reasons why such person  desires to appear and be heard,  as well as all  documents  and  writings  which such person  desires  this Court to consider. Such documents shall be served by first-class mail, express service or hand delivery upon the following counsel prior to filing such documents with the
Court,  and then  filed  with the  Clerk of the  Superior  Court of the State of
California,  County of Contra  Costa,  725 Court  Street,  Martinez,  California
94553:

                           George Donaldson
                           Law Offices of George Donaldson
                           456 Montgomery Street
                           Suite 1250
                           San Francisco, California 94104

                           Allan T. Slagel
                           Shefsky & Froelich Ltd.
                           444 North Michigan Avenue
                           Suite 2500
                           Chicago, Illinois 60611

     8. The Court  reserves  the right to adjourn the Final  Hearing,  including consideration  of the  application  for  attorneys'  fees and expenses,  without further  notice  other  than  by  announcement  at  the  Final  Hearing  or  any adjournment  thereof.  The Court  further  reserves the right to enter the Final
Judgment and Order  approving the  Stipulation  and dismissing the Action on the merits and with  prejudice  regardless  of whether  it has  approved  or awarded attorneys'  fees and  expenses  to  Settlement  Class  Counsel  pursuant  to its application.

     9. The Court  reserves the right to approve the  Settlement at or after the
Final Hearing with such  modifications  as may be consented to by the parties to the Stipulation and without further notice to the members of the Class.

     10.   Pending   entry  of  the  Final   Judgment   and  Order,   the  Class
Representatives and all other Class Members, other than by operation of law, are barred and enjoined from (i) transferring, selling, assigning, giving, pledging, hypothecating or otherwise disposing of any Units to any Person; (ii) granting a proxy to object to the Merger; or (iii) commencing a tender offer for the Units.
In addition,  pending final  determination  of whether the Settlement  should be approved, the General Partners are enjoined from recording any transfers made in violation of the Order.

     11.  Pending  entry of a Final  Judgment and Order,  all  discovery and all proceedings in the  California  Litigation  are stayed,  except for  proceedings regarding the Settlement.

     12. No current or former Limited  Partner of the  Partnership and no member of the Class or other person shall be entitled to object to the  Settlement,  or to the Final Judgment to be entered herein, or otherwise to be heard,  except by serving and filing written  objections in accordance with paragraph 7 above. Any person  who  fails to object in the  prescribed  manner  shall be deemed to have waived such objection and shall be forever barred from raising such objection in this or any other action or  proceeding  and shall be bound by all the terms and provisions of the  Stipulation and by all  proceedings,  orders and judgments in the Action.

     13. A hearing  (the "Final  Hearing")  shall be held on May 6, 2004 at 8:30
a.m. in the Superior Court of the State of  California,  County of Contra Costa,
725 Court Street,  Martinez,  California 94553 to: (a) finally determine whether the Action  satisfies the applicable  prerequisites  for class action  treatment under Section 382 of the California  Code of Civil  Procedure and Rules 1545 and
1859 of the California  Rules of Court;  (b) determine  whether the Court should approve  the  Settlement  as  fair,  reasonable  and  adequate,  and in the best interests  of the Class;  (c) determine  whether a Final  Judgment  and Order as provided  for in Article IX of the  Stipulation  should be entered in the Action pursuant to the Settlement, inter alia, dismissing the Action with prejudice and on the merits  against the Class  Representatives  and all other Class  Members;
(d) consider  the  application  of  Settlement  Class  Counsel  for an  award of attorneys'  fees and expenses;  (e) determine  whether the releases by the Class and the Class  Representatives,  as set forth in the  Stipulation  in Article V, should be provided to the Released

Parties;  and  (f) hear  and rule on such  other  matters  as the Court may deem appropriate.  Settlement  Class  Counsel's  application  for attorneys' fees and expenses may be heard by the Court at the Final Hearing or at such other time as the Court in its discretion deems appropriate.

     14. The contents of the Proof of Claim and Release Form, attached hereto as
Exhibit D, are hereby approved.

Entered:  February 26, 2004                         /s/ Terence Bruiniers
                                                    ____________________________
                                                    Honorable Terence Bruiniers
                                                    Judge of the Superior Court